U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 19, 2008

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27419	90-0179050
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

9601 Katy Freeway, Suite 220
Houston, Texas, 77024
(Address of principal executive offices including zip code)

713-465-1001
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 13, 2008, McElravy, Kinchen Associates, P. C. was dismissed as the independent auditor for American Security Resources Corporation (the “Registrant”).

McElravy, Kinchen Associates, P. C. has served as the independent auditor  of the Registrant’s annual financial statements from the period ending December 31, 2007 through the subsequent interim periods ended June 30, 2008.  From the date on which McElravy, Kinchen Associates, P. C. was engaged until the date they were dismissed, there were no disagreements with McElravy, Kinchen Associates, P. C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McElravy, Kinchen Associates, P. C., would have caused McElravy, Kinchen Associates, P. C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

McElravy, Kinchen Associates, P.C.’s report on the Company’s financial statements for year ended December 31, 2007, did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Registrant has provided McElravy, Kinchen Associates, P.C. with a copy of the foregoing disclosure, and has requested that McElravy, Kinchen Associates, P. C. furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. Registrant will file an amendment to this Form 8-K.  The response from McElravy, Kinchen Associates P. C. is attached as Exhibit 16.1.

In McElravy, Kinchen Associates, P.C. response to our prior disclosure, it included a disagreement regarding the accounting treatment of certain intangible assets that McElravy, Kinchen Associates, P.C. assert were in default in the recently restated form 10Q/A’s for the quarterly periods ended March 31, 2008 and June 30, 2008.  It is the Company’s position that the intangible assets were not in default.  The Company’s director had communications with McElravy, Kinchen Assoicates P.C. regarding the disagreements regarding the accounting treatment of the intangible assets.

The Company has given McElravy, Kinchen Associates, P.C. permission to discuss this disagreement with our current auditors, Clay Thomas, P.C.

On October 27, 2008, Registrant executed an engagement letter with Clay Thomas, P. C. to assume the role of its new certifying accountant. Clay Thomas P. C. has been asked to perform the quarterly review of Registrant for the quarter ended September 30, 2008.

Other than in connection with the engagement of Clay Thomas, P.C. by the Registrant, during the Registrant’s two most recent fiscal years ended December 31, 2007 and 2006, and through October 27, 2008, the Registrant did not consult Clay Thomas, P.C. regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The engagement of the new principal auditor was recommended and approved by the Board of Directors of Registrant.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

    16.1           Letter from McElravy, Kinchen Associates, P. C. to the Securities and Exchange Commission dated November 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
Date: January 9, 2009	By: /s/ Frank Neukomm
Frank Neukomm, CEO